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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                    FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                      Date of Report:  July 11, 2000



                               NEW HILARITY, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                    NEVADA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


           001-03323                               91-197860
     ------------------------        ------------------------------------
     (Commission File Number)        (IRS Employer Identification Number)


              5102 S. MORRILL LANE, SPOKANE, WASHINGTON  99223
            ----------------------------------------  ----------
            (Address of Principal Executive Offices)  (Zip Code)


                                 (509) 448-5128
              -----------------------------------------------
              (Registrant's Phone Number, Including Area Code)


















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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT NONE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2000, New Hilarity Inc. (Electronic Bulletin Board: NHYM) announced the signing of a letter of intent to acquire Orbit Canada Inc. for common stock.

The letter of intent calls for a reverse stock split share for share exchange with Orbit Canada Inc. upon completion of the agreement there will be approximately 13,600,000 shares of stock outstanding and warrants to purchase approximately 4,000,000 shares at $.875.

Orbit Canada Inc., located in Toronto, Ontario, Canada, was established in 1999, as a developer of next generation telecommunications services and is an operator or wireless and terrestrial telecommunications transport systems utilizing multi-channel wireless frequencies and fiber optic network, for the high-speed delivery of digital voice, video and data transmission.

The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks and uncertainties include market acceptance and availability of new products; the non-binding and nonexclusive nature of reseller agreements with manufacturers; rapid technological changes affecting products; the impact of competitive products and pricing, as well as completion from other resellers; possible delays in the shipment of new products; and the availability of sufficient financial resources to enable the Company to expand its operations.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         NONE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         NONE

ITEM 5.  OTHER EVENTS
         NONE

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         NONE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A
         (b)  Pro forma financial statements
              N/A
         (c)  Exhibits
              (99)  Letter of intent attached following signatures.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW HILARITY, INC.

Date:     July 11, 2000                 By: /s/ Robert W. O'Brien
                                        -------------------------
                                        Robert W. O'Brien
                                        Secretary/Treasurer

LETTER OF INTENT

ENTERED INTO THIS 30th day of June, 2000, by and between NEW HILARITY, INC. a Nevada Corporation, (hereinafter "New Hilarity"); and ORBIT CANADA, INC. a Ontario Corporation, (hereinafter "Orbit Canada); and

     WHEREAS, New Hilarity is an inactive public company traded on the OTC Electronic Bulletin Board under the symbol NHYM. New Hilarity previously owned fifteen unpatented lode-mining claims in the Coeur d' Alene Mining District of Shoshone County, Idaho and 37 acres of contiguous timbered real estate near Pinehurst, Idaho. As of March 31, 2000, these assets have been disposed of, leaving New Hilarity with no liabilities and approximately $65,000 in assets, consisting of cash; and

     WHEREAS, Orbit Canada is a developer of next generation telecommunications services and is an operator of wireless and terrestrial telecommunications transport systems utilizing multi channel wireless frequencies and fiber optic networks, for the high-speed delivery of digital voice, video and data transmissions; and

     WHEREAS,  Orbit  Canada has an interest to be acquired by New Hilarity; and

     WHEREAS, New Hilarity wishes to acquire Orbit as a wholly owned subsidiary. This Letter of Intent is intended to be binding and appropriate shareholder approvals will be sought by shareholder resolution or otherwise and based on representations made to date and will inure to assigns and beneficiaries. This Letter of Intent reflects the intentions of the Parties which will be finalized by the execution of a definitive AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") which will contain usual representations, warranties and covenants to a transaction of this sort, including, among other things, the following terms and conditions which are presently agreed to by the parties:

1. New Hilarity will acquire Orbit Canada for common shares of New Hilarity in an amount equivalent to the total number of shares outstanding in Orbit
Canada on the date of Closing. The shares issued by New Hilarity will be issuable at the post split rate. In addition, New Hilarity shall issue warrants to the Orbit Canada warrant holders on a post split share for share equivalent basis on the same terms as issued to the Orbit warrant holders. At this time, Orbit has approximately 12,000,000 common shares and warrants to purchase approximately 4,000,000 common shares at $0.875 per share.

2. New Hilarity is a corporation duly organized and validly existing under the laws of the State of Nevada and has the corporate power to perform its business as presently conducted and properly authorized to do business and is in good standing in the states where such authorization is necessary. Furthermore, New Hilarity has authorized capital stock consisting of 100,000,000 (one hundred million) shares of common stock of $0.001 par value per share. New Hilarity shall effectuate a reverse stock split of one for five shares of its issued and outstanding common stock as of the Closing Date.

3. As of the date of this Letter of Intent, neither New Hilarity or Orbit Canada nor their respective principal shareholders are parties to, or bound by, any written or oral agreement which grants to any other person or entity, an option, warrant or right of first refusal or any other right to acquire, at any time or upon the happening of any stated event, shares of capital common stock in New Hilarity or Orbit Canada, except for the previously disclosed warrants.

4. New Hilarity is in compliance with all material provisions and requirements of any and all contracts, agreements, leases, and licensees to which New Hilarity is a party and which are material to the conduct of the business of the Company.

5. The Parties contemplate that the acquisition will be a stock for stock transaction. It is the intention of the Parties hereto that all of the issued and outstanding capital stock of Orbit Canada, or of a newly formed subsidiary to which its assets will be transferred, shall be acquired by New Hilarity in exchange solely for New Hilarity voting stock. The shares to be issued herein to the owners of Orbit Canada (or to Orbit Canada, as the case may be) pursuant to the Agreement shall be subject to the terms and conditions as outlined under Securities and Exchange Commission rules and regulations under the Securities Act of 1933, as amended, and in compliance with the provisions of Ontario Securities Laws. It is the intention of the Parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a) (1) (B) of the Internal Revenue Code of 1986, as amended, and related Sections thereunder. The reorganization may also involve the incorporation of a Canadian subsidiary of New Hilarity so that Canadian shareholders of Orbit Canada can have the option to utilize the rollover provisions in Section 85 of the Income Tax Act (Canada).

6. The current Officers and Directors of New Hilarity shall resign at Closing. The nominees for the new Directors shall be designees of Orbit Canada and/or its principal shareholders.

7.     New  Hilarity  shall  change  its  name  to  reflect  its  new  business.

8. As required by law, the vote for approval of the definitive Agreement and Plan of Reorganization contemplated by this Letter of Intent shall be approved by a vote of the shareholders of at least a majority of the issued and outstanding shares of New Hilarity.

9. At any time prior to the Closing Date, the Parties hereto may, by written agreement, approved by their respective Boards of Directors, amend, modify or waive compliance with any of the conditions, covenants or provisions of this Letter of Intent.

10. As soon as practicable, the reorganized New Hilarity shall file with the United States Securities and Exchange Commission all required Form 8K's and 14A's.

11. This Letter of Intent, the Agreement, and the legal relations between the Parties hereto shall be governed and construed in accordance with the laws of the State of Nevada and the Province of Ontario.

12.     Representations  &  Warranties  of  Orbit  Canada.

Orbit Canada and its principal shareholders will make usual representations and warranties for a transaction of this sort, including:

(a) Orbit is without contingent and/or substantial liabilities that are not reflected in the financial statements provided herein. As such contracts and/or obligations are in the usual course of business, and no such contracts or obligations are liens or other liabilities which, if disclosed, would alter substantially the financial condition of the proposed acquisition herein. Orbit Canada shall prepare financial statements, including a balance sheet, which shall be attached hereto as soon as available as exhibit "A".

(b) There have not been, and prior to the Closing Date there will not be, any material adverse changes in the financial position of Orbit Canada and/or contracts and obligations, except changes arising in the ordinary course of business.




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(c)     Orbit  Canada  is not involved in any pending litigation or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in writing to New Hilarity and, to the knowledge of Orbit Canada, or its holders, no litigation is pending or threatened against Orbit Canada.

13.     Representations  &  Warranties  by  New  Hilarity.

New Hilarity and its principal shareholders will make representations and warranties usual to a transaction of this sort, including:

(a) As of the Closing Date, the New Hilarity shares to be delivered to the Stockholders will constitute valid and legally issued shares of New Hilarity, fully paid and non-assessable, and will be legally equivalent in all respects, subject to the rules and regulations of the Securities and Exchange Commission, to the common stock of New Hilarity issued and outstanding as of the date hereof.

(b) The Officers of New Hilarity are duly authorized to execute this Letter of Intent pursuant to authorization of its Board of Directors.

(c) The financial statements of New Hilarity are true and complete statements, as of that date, of its financial condition, and fairly present the results of its operations for such period; there are no substantial liabilities, either fixed or contingent, not reflected in such financial statements other than contracts or obligations in the usual course of business; and no such contracts or obligations in the usual of business are liens or other liabilities, which if disclosed, would alter substantially the financial condition of New Hilarity, as reflected in such financial statements.

(d) Since March 31, 2000, there have not been, and prior to the Closing Date there will not be, any material adverse changes in the financial position of New Hilarity, except changes arising in the ordinary course of business. These financial statements as herein described are attached hereto as exhibit "B".

(e) New Hilarity is not involved in any pending litigation or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in writing to the Stockholders.

14. As of the Closing Date, New Hilarity will be in good standing as a Nevada corporation with total authorized capital consisting of One Hundred Million common shares of $0.001 par value common stock.

15. The Parties hereby agree to keep confidential all proprietary information. The Parties furthermore agree to keep confidential any and all names, telephone and facsimile numbers or e-mail addresses, and any other matters considered confidential arising from this Letter of Intent.

16.     This  Letter  of  Intent   shall  be  followed   by  a  formal  plan  of
reorganization, which shall reflect all manner, of the terms and conditions contained herein.

17.     This  Letter  of  Intent  may  be  signed  in  counterpart.

18. The Closing Date as contemplated herein shall be on or before July 31, 2000.

19.     Time  is  of  the  essence.

IN WITNESS whereof, the Parties have executed this Letter of Intent in good faith on the day and date first above written. The Parties will proceed to attempt to negotiate the terms of the definitive Agreement. If they are unable to do so and if a definitive Agreement has not been executed and delivered by the Parties on or before July 31, 2000, this Letter of Intent shall be terminated and of no further force and effect.

NEW  HILARITY,  INC.                         ORBIT  CANADA,  INC.

/s/ John R. Coghlan                          /s/ J. Gordon McMehen
John  R.  Coghlan                            J.  Gordon  McMehen
President                                    President

/s/ Robert O'Brien                           /s/ Douglas C. Lloyd
Robert  O'Brien                              Douglas  C.  Lloyd
Secretary                                    Secretary